EXHIBIT 10.4


                                OPTION AGREEMENT


         THIS OPTION AGREEMENT, dated as of the 26th day of March, 1997 by and between ARTRA GROUP INCORPORATED, a Pennsylvania corporation ("ARTRA"), FILL-MOR HOLDING, INC., a Delaware corporation ("Fill-Mor") (ARTRA AND Fill-Mor hereinafter jointly refered to as "Grantor") and STEPHALEX INTERNATIONAL, INC. a foreign corporation ("Grantee").

         WHEREAS,   Grantor   directly   owns  the  common   stock  of  COMFORCE
Corporation, a Delaware corporation ("Comforce"); and

         WHEREAS, Grantee has agreed to make a loan in the amount of $1,000,000 (the "Loan"), to ARTRA to be evidenced by ARTRA's Promissory Note of even date herewith in said principal amount, payable to the order of Lender with interest as therein described (such Term Loan Promissory Note, together with any and all renewals, extensions, replacements, supplements or additional notes are hereinafter collectively referred to as the "Note").

         NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

         1. Option. Grantor hereby grants to Grantee the option to purchase 25,000 shares of the common stock (the "Shares") of Comforce at a price of $4.00 per share (the "Option").

         2. Term of Option. This Option shall be effective from the date hereof and shall expire one year after the repayment of the Note or upon the exercise of the terms of Paragraphs 6 or 7, hereinbelow.

         3. Repayment of Note - Reduction of Price. In the event that Grantor does not repay the Note in full, on or before May 26, 1997, price for the Shares shall, effective May 26, 1997, be reduced from $4.00 per share to $2.00 per share.

         4. Repayment of Note - Additional Shares. In the event that Artra does not repay the Note in full on or before June 26, 1997, and every thirty (30) days thereafter until the Note is paid in full, Grantor hereby grants to Grantee an option to purchase an additional 5,000 shares of the common stock of Comforce (the "Additional Shares") at a price of $2.00 per share (the "Additional Option").

         5. Exercise of Option. This Option and the Additional Option may be exercised in whole or in part at any time on or before the above-stated time of expiration of this Option, or if such day is a day on which banking institutions are authorized by law to close in Chicago, Illinois, then on the next succeeding business day, by written notice to the Escrowee, as hereinafter defined, and accompanied by payment in full for the number of shares of Common Stock specified in such notice. Upon Grantee's exercise of this Option or the Additional Option, Grantee will be entitled to receive a stock certificate representing the Shares (and, as the case may be, the Additional Shares) for which the Grantee has made payment.


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         6. Put of Option  Agreement.  Grantee  shall have a one time  option to require Artra to purchase this Option from Grantee on or before the date of May 30, 1997, for a total purchase price of $50,000.00 (the "Put Option"). Grantee shall exercise the Put Option by giving Artra five (5) days written notice (which shall be in the form of Exhibit "A" attached hereto and made a part hereof) prior to the date of May 30, 1997.

         7. Purchase of Option. Provided that Artra has repaid the Note in full at the maturity thereof, and that Grantee shall not have exercised the Option or the Put Option on or before the date of May 30, 1997, Artra shall have a one time option, but not the obligation, to purchase this Option from Grantee, for a total price of $50,000.00. Grantor shall exercise the right to purchase this Option by giving Grantee five (5) days written notice (which shall be in the form of Exhibit "B" attached hereto and made a part hereof) prior to the date of June 6, 1997. Upon Grantee's receipt of Artra's notice and payment in full, this Option shall automatically terminate.

         8. Escrowee. Grantor and Grantee agree to the appointment of the law firm of Kwiatt, Silverman & Ruben to act as Escrowee to execute the terms of this Option Agreement. Contemporaneously with the execution of this Agreement, Grantor and Grantee shall execute an Escrow Agreement in the form of Exhibit "C," attached hereto and made a part hereof.

         9. Governing Law. This Option has been executed and delivered in the State of Illinois and shall be construed in accordance with the laws of the State of Illinois.

         IN WITNESS WHEREOF, Artra, Grantee and Fill-Mor have executed this Option Agreement as of the day and date above first written.



GRANTEE:                                             GRANTOR:
STEPHALEX INTERNATIONAL, INC.                ARTRA GROUP Incorporated

By:      _____________________               By:   ___________________________
Its:     _____________________               Its:  ___________________________



                                             Fill-Mor Holding, Inc.

                                             By:    _________________________
                                             Its:   _________________________










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                                    EXHIBIT A

                              NOTICE OF PUT OPTION




Dated:   _____________________

TO:      ARTRA GROUP Incorporated
         500 Central Avenue
         Northfield, IL 60693

RE:      Option Agreement


Please be advised that in accordance with Paragraph 6 of the Option Agreement, Grantee hereby exercises its rights under the Put Option.



                                          Very truly yours,

                                          STEPHALEX INTERNATIONAL, INC.

                                          By:   ______________________________
                                          Its:  ______________________________

                                    EXHIBIT B

                            NOTICE OF PURCHASE OPTION


Dated:   __________________

TO:      Stephalex International, Inc.
         c/o Schnittman & Schnittman
         P.O. Box 1019
         Melville, NY  11747

RE:      Option Agreement

To Whom It May Concern:

Please be advised that in accordance with Paragraph 7 of the Option Agreement, Artra hereby exercises its right to purchase the option. Enclosed please find our check in the amount of $50,000.



                                            Very truly yours,

                                            ARTRA GROUP Incorporated

                                            By:      __________________________
                                            Its:     __________________________